UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 8, 2017
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THE GOLDFIELD CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________________

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (321) 724-1700
 ___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 8, 2017, the Benefits and Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of The Goldfield Corporation (“Goldfield” or the “Company”) approved, and on March 9, 2017 the Board ratified, the actions set forth below with regard to compensation earned for 2016 performance and compensation eligible to be earned for 2017 performance by John H. Sottile, Chairman, President and Chief Executive Officer of Goldfield, and Stephen R. Wherry, Senior Vice President, Treasurer and Chief Financial Officer of Goldfield. Messrs. Sottile and Wherry were executive officers named in the Summary Compensation Table of Goldfield’s 2016 Proxy Statement and are expected to be named in the Summary Compensation Table of Goldfield’s 2017 Proxy Statement (collectively, the “NEOs”).
Annual Incentive Compensation Payments Earned in 2016.
On March 8, 2017, the Committee approved, and on March 9, 2017 the Board ratified, the actions set forth below with regard to bonus awards to Messrs. Sottile and Wherry for their performance in 2016.
The NEOs earned bonus awards pursuant to bonus opportunities granted to them under The Goldfield Corporation Amended and Restated Performance-Based Bonus Plan effective January 1, 2016(the “2016 Plan”) in March 2017. Mr. Sottile and Mr. Wherry were awarded and have been paid bonuses for 2016 of $810,000 and $395,857, respectively.
The terms of the NEOs’ 2016 bonus opportunities, including the performance goals and the amounts payable under these opportunities, are described in the Company’s Current Report on Form 8-K, that was filed with the Securities and Exchange Commission on March 16, 2016, which description is incorporated herein by reference.
Annual Incentive Compensation Eligible to be Earned in 2017.
On March 8, 2017, the Committee approved, and on March 9, 2017 the Board ratified, the actions in regards to bonus opportunities for Messrs. Sottile and Wherry for 2017 in accordance with the provisions of the 2016 Plan. Mr. Sottile and Mr. Wherry will each have the opportunity to earn a bonus award up to a maximum of 150% of his base salary, and his bonus can only be fully achieved in the event of an increase in Goldfield’s 2017 net income before tax and discontinued operations or any transaction accounted for as extraordinary.
2017    Base Salary.
On March 8, 2017, the Committee recommended, and on March 9, 2017 the Board approved, an increase in the base salary for Mr. Wherry. Mr. Wherry’s base salary increased from $263,905 to $273,397, effective January 1, 2017.
Mr. Sottile’s base salary will remain unchanged for 2017, subject to any Consumer Price Index increase.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2017

THE GOLDFIELD CORPORATION

By:	/s/ STEPHEN R. WHERRY
Stephen R. Wherry
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary

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